SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  November 6, 2002

                               AMNIS SYSTEMS INC.
              (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    000-29645
                                    ---------
                            (Commission File Number)

                                   94-3402831
                                   ----------
                      (IRS Employer Identification Number)

                3450 Hillview Avenue, Palo Alto, California 94304
                -------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 855-0200
                                 --------------
              (Registrant's telephone Number, including area code)

                    ----------------------------------------
          (Former name or former address, if changed since last report)

================================================================================


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ITEM  4.    CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Previous  Independent  Accountant
---------------------------------

     On November 6, 2002, we dismissed Hood & Strong LLP ("Hood & Strong") as our principal independent accountant. The decision to change our independent accountant was made and approved by our Board of Directors.

     The independent auditors' reports of Hood & Strong on our financial statements during the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements for the above periods were modified because of a going concern uncertainty. In addition, the report for the year ended December 31, 2001 included other paragraphs emphasizing the restatement of the financial statements because of a change in accounting method for a business combination, a change in estimate of the life of the goodwill associated with a business combination, and subsequent event disclosures.

     During our two most recent fiscal years and through November 6, 2002, we had no disagreements with Hood & Strong on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Hood & Strong, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     During our two most recent fiscal years and through November 6, 2002, there have been no events that would have to be identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

     We provided Hood & Strong with a copy of this disclosure, and we requested that Hood & Strong furnish us with a letter addressed to the Securities and Exchange Commission ("SEC"), stating whether it agrees with the above statements. A copy of Hood & Strong's letter to the SEC, dated November 6, 2002, is filed as Exhibit 16.1 to this Form 8-K.

New  Independent  Accountant
----------------------------

     On November 6, 2002, we engaged Stonefield Josephson, Inc. ("Stonefield Josephson") as our principal independent public accountant. The decision to engage Stonefield Josephson was made and approved by our Board of Directors.

     During our two most recent fiscal years and through November 6, 2002, we have not consulted with Stonefield Josephson regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that may be rendered on our financial statements, and neither written nor oral advice was provided that was an important factor we considered in reaching a decision on an accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to that item or any event that would have to be identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

     16.1 Letter from Hood & Strong LLP to the SEC, dated November 6, 2002, regarding change in Registrant's certifying accountant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Date:  November 11, 2002               AMNIS  SYSTEMS  INC.

                                       By:  /s/  Michael  A.  Liccardo
                                           -------------------------------------
                                           Michael  A.  Liccardo
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
--------------------------------------------------------------------------------



16.1 Letter from Hood & Strong LLP to the SEC, dated November 6, 2002, regarding change in Registrant's certifying accountant.


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